SunAmerica Strategic Investment Series, Inc.

Supplement to the Prospectus dated January 30, 2002

On April 11, 2002, the Board of Directors of SunAmerica
Strategic Investment Series, Inc. adopted a resolution to change the name of the SunAmerica Biotech/Health 30 Fund to the SunAmerica Biotech/Health Fund, effective as of April
16, 2002.
All references to SunAmerica Biotech/Health 30 Fund are no longer applicable and are hereby replaced by "SunAmerica
Biotech/Health Fund."


Dated: April 16, 2002